SPROTT FUNDS TRUST

Sprott Copper Miners ETF (COPP)

Sprott Critical Materials ETF (SETM)

Sprott Junior Copper Miners ETF (COPJ)

Sprott Junior Uranium Miners ETF (URNJ)

Sprott Lithium Miners ETF (LITP)

Sprott Nickel Miners ETF (NIKL)

Sprott Silver Miners & Physical Silver ETF (SLVR)

(each a “Fund” and together the “Funds”)

Supplement Dated July 8, 2026 to the

to the Summary Prospectuses and Prospectus dated April 30, 2026

In connection with the change in rebalancing frequency for each Fund’s underlying index (as defined in each Fund’s respective investment objective) from a semi-annual basis to a quarterly basis effective September 21, 2026:

1.	In each Fund’s Summary Prospectus and Prospectus under the heading “Principal Investment Strategies of the Fund,” the first sentence of the fifth paragraph (sixth paragraph for COPP and SLVR) is revised to provide that the underlying index “… is rebalanced quarterly in March, June, September, and December. Two of the quarterly rebalances of the Index coincide with the June and December reconstitutions.”
2.	In the Prospectus under the heading “Additional Information About Investment Strategies,” the first sentence of the fifth paragraph for each Fund (sixth paragraph for SLVR and second sentence under the third paragraph for URNJ) is revised to provide that the underlying index “…is rebalanced quarterly in March, June, September, and December. Two of the quarterly rebalances of the Index coincide with the June and December reconstitutions.”

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You should read this Supplement in conjunction with the Funds’ Prospectus and Summary Prospectuses dated April 30, 2026, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-844-940-4653.